Income Taxes - Schedule of Deferred Income Taxes (Detail) - USD ($) $ in Thousands	Mar. 31, 2018	Mar. 31, 2017
Deferred tax assets:
Operating carryforward loss	$ 4,745	$ 18,143
Capital carryforward loss	17,219
Deferred revenue	19,245	22,137
Property, plant, and equipment		789
Accrued expenses	50,704	86,760
Bad debt allowance	46	112
Amortization and impairment	6,207	4,435
Other, net	6,310	21,419
Total deferred tax assets	104,476	153,795
Valuation allowance for deferred tax assets	(17,219)	(11,407)
Net deferred tax assets	87,257	142,388
Deferred tax liabilities:
Property, plant, and equipment	(2,873)	(2,086)
Other, net	(355)	(316)
Total deferred tax liabilities	(3,228)	(2,402)
Net deferred tax assets	84,029	139,986
Net deferred tax assets alternative
Domestic	13,004	11,152
Foreign	71,025	128,834
Net deferred tax assets	$ 84,029	$ 139,986